Harbor Strategic Markets Funds Supplement to Prospectus dated March 1, 2012

Harbor Flexible Capital Fund

Harbor Funds’ Board of Trustees has determined that it is in the best interests of Harbor Flexible Capital Fund and its shareholders that the Fund be liquidated and dissolved. The liquidation of the Fund is expected to occur on October 31, 2012. The liquidation proceeds will be distributed to any remaining shareholders of the Fund on the liquidation date.

Shareholders may exchange shares into another Harbor fund, or redeem shares out of the Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus, until the date of the Fund’s liquidation.

In order to ready the Fund for liquidation, all or a substantial portion of the Fund’s assets will be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. As a result, the Fund will no longer be able to achieve its investment objective of seeking long-term growth of capital.

Because the Fund will be liquidating, the Fund is now closed to new investors.

Dated: August 13, 2012

Investors Should Retain This Supplement For Future Reference

S0813.P.SM

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